THE ADVISORS’ INNER CIRCLE FUND III

Knights of Columbus Core Bond Fund

Knights of Columbus Limited Duration Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated December 19, 2022 to:

•	each Fund’s Summary Prospectus dated March 1, 2022 (together, the “Summary Prospectuses”);
•	the Funds’ Prospectus dated March 1, 2022, as supplemented; and
•	the Funds’ Statement of Additional Information (“SAI”) dated March 1, 2022, as supplemented.

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

E. Neill Jordan, a portfolio manager of the Funds, has announced his plans to retire. In connection therewith, on or around January 1, 2023 (the “Effective Date”), Mr. Jordan will no longer serve as a portfolio manager of the Funds. Accordingly, as of the Effective Date, all references to Mr. Jordan are hereby deleted from the Summary Prospectuses, Prospectus, and SAI. Anthony Minopoli, Gilles Marchand Jr. and Nicholas Gentile will continue to serve as portfolio managers of the Funds.

Please retain this supplement for future reference.

KOC-SK-010-0100